                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  January 21, 2004
                                                   ----------------



                         FRANK'S NURSERY & CRAFTS, INC.
             (Exact name of registrant as specified in its Charter)





           Delaware                    0-50158                  47-0863558
----------------------------           -------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


     580 Kirts Blvd., Suite 300, Troy          Michigan           48084
     --------------------------------          --------           -----
 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code        (248) 712-7000
                                                   -----------------------------


                                 Not applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEMS 1 -4.       NOT APPLICABLE.

ITEMS 5.          OTHER EVENTS AND REGULATION FD DISCLOSURE

         On January 21, 2004, the Company entered into an agreement with Abacus Advisors LLC to provide strategic and operational advisory and consulting services to the Company, attached hereto as Exhibit 10.1.
         On January 21, 2004, the Company entered into an agreement with Kimco Capital Corp. to amend its Credit and Security Agreement, attached hereto as
Exhibit 10.2.
         On January 27, 2004, the Company entered into an agreement with Congress Financial Corporation to amend its Loan and Security Agreement, attached hereto as Exhibit 10.3.

ITEMS 6.          NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (A) - (B)         NOT APPLICABLE.

         (C)               EXHIBITS.

                           10.1 Agreement with Abacus Advisors LLC dated January 21, 2004.
                           10.2 Fifth Amendment to the Credit and Security Agreement, dated as of January 21, 2004, between the Registrant and Kimco Capital Corp.
                           10.3 Waiver and Amendment No. 4 to Loan and Security Agreement, dated as of January 27, 2004, among the Registrant, Congress Financial Corporation, as Administrative Agent, and the Lenders party thereto.

ITEMS 8-12.       NOT APPLICABLE.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FRANK'S NURSERY & CRAFTS, INC.


Date: January 21, 2004                   By: /s/ Alan Minker
                                            ---------------------------
                                         Alan Minker
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer

                                 Exhibit Index


   Number                       Description
   ------                       -----------
    10.1          Agreement with Abacus Advisors LLC dated January 21, 2004.

    10.2 Fifth Amendment to the Credit and Security Agreement, dated as of January 21, 2004, between the Registrant and Kimco Capital
                  Corp.

    10.3 Waiver and Amendment No. 4 to Loan and Security Agreement, dated as of January 27, 2004, among the Registrant, Congress
                  Financial Corporation, as Administrative Agent, and the
                  Lenders party thereto.